Exhibit 99.9

FOURTH QUARTER 2003 FIXED INCOME PRESENTATION January 22, 2004

Earnings Per Share Net Income $(0.43) $(0.36) $0.27 $0.82 Continuing Ops. - Excl. Special Items* 0.31 0.20 1.14 0.58 Net Income (Mils.) $(793) $(663) $495 $1,475 Pre-Tax Profit (Mils.) Incl. Special Items $(1,106) $(1,129) $1,370 $419 Excl. Special Items 899 546 3,431 1,580 Revenue (Bils.) Total Sales and Revenue $46.0 $4.5 $164.2 $1.9 Automotive Sales 39.8 5.2 138.4 4.1 Vehicle Unit Sales (000) 1,880 91 6,720 (253) Automotive Cash, Marketable and Loaned Securities and Short-term VEBA** (Bils.) Gross* $25.9 $ 0.6 $25.9 $ 0.6 Net of Senior Debt 10.9 (0.2) 10.9 (0.2) Operating-Related Cash Flow*** 1.5 -- 0.1 -- FOURTH QUARTER AND FULL YEAR RESULTS 2003 B / (W) 2002 Fourth Quarter 2003 B / (W) 2002 Full Year * See Appendix for calculation and reconciliation to GAAP ** Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations *** Before pension and VEBA contributions and tax refunds; see Appendix for calculation and reconciliation to GAAP

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2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume -- U.S. 17.0 million units -- Europe 16.9 million units Industry Net Pricing -- U.S. Down slightly -- Europe Down slightly Operational Metrics Quality Improve in all regions Market Share Flat or improve in all regions Automotive Cost Performance* Improve by at least $500 million Capital Spending $7 billion Operating-Related Cash Flow** $1.2 billion positive * At constant volume, mix, and exchange; excluding special items ** See Appendix for reconciliation to GAAP

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2004 FINANCIAL MILESTONES Pre-Tax Income Automotive Americas North America $ 1.5 - 1.7 South America (0.1) - 0 International Europe (0.2) - (0.1) Asia-Pacific 0 - 0.1 P.A.G. 0.5 - 0.6 Total Automotive $ 0.9 - $1.1 Financial Services 2.6 - 2.7 Total Company $ 3.5 - $3.8 * Excluding special items Milestone (Bils.)*

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FORD CREDIT RESULTS AND METRICS - FULL YEAR Receivables (Bils.) On-Balance Sheet $126 $132 Securitized Off-Balance Sheet 71 50 Managed $197 $182 Credit Losses (Mils.) On-Balance Sheet $2,362 $2,044 Managed 2,816 2,813 Loss-to-Receivables Ratio On-Balance Sheet 1.72% 1.67 % Managed - U.S. Retail and Lease 1.50 1.89 - Worldwide Total 1.39 1.50 Allow. for Credit Losses - Worldwide Amount (Bils.) $3.2 $3.0 - Pct. Of EOP Receivables 2.51% 2.28 % Leverage (To 1)*** Financial Statement 10.3 12.0 Managed 12.8 13.0 * Includes receivables sold in certain securitizations; see Appendix ** Includes credit losses on reacquired receivables; 1.60% excluding credit losses on reacquired receivables *** See Appendix for calculation, definitions and reconciliation 2002 2003 Key Metrics Net Income (Mils.) $1,234 $1,817 ROE 9% 14% * From continuing operations 2002 2003 East 1371 2196 4Q 594 839 $1,965 $3,035 Pre-Tax Profit* (Mils.) 2002 2003 ** * $594 $839 Fourth Quarter First Nine Months

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Q4 Q1 Q2 Q3 Q4 Worldwide Managed 0.0156 0.0142 0.0132 0.0145 0.0185 Worldwide Owned 0.0192 0.0161 0.015 0.0152 0.0204 Managed Reserves as Pct. Of EOP Receivables 0.019 0.0195 Q4 Q1 Q2 Q3 Q4 Ford Credit U.S. Managed LTR 0.0187 0.0185 0.0172 0.0186 0.0215 Ford Credit U.S. Owned 0.0235 0.021 0.0196 0.0191 0.0218 Managed Reserves as Pct. Of EOP Receivables 0.019 0.0195 CREDIT LOSS METRICS Managed Q4 Q1 Q2 Q3 Q4 Owned 639 493 451 466 634 Securitized 152 193 172 202 202 Worldwide Managed Credit Losses - Charge-Offs (Mils.) On-Balance Sheet Securitized Off-Balance Sheet $791 $686 Q4 Q1 Q2 Q3 2002 Q4 Q4 Q1 Q2 Q3 2002 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio On-Balance Sheet Managed Worldwide Loss-to-Receivables Ratio On-Balance Sheet Q4 2003 2003 $623 * Includes credit losses on reacquired receivables; excluding losses on reacquired receivables - - W/W 1.93%, U.S. 1.98% **Includes acceleration of charge-offs on non-U.S. delinquent accounts to 120 days - - about $100 million $668 Q4 Q1 Q2 Q3 2002 Q4 $836** 2003 * * $100 $534

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Q4 Q1 Q2 Q3 Q4 Worldwide Owned 53 51 45 51 53 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE* Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 NON-BANKRUPT 0.0048 0.0043 0.0029 0.0038 0.0035 0.0042 0.0033 0.0038 0.0027 Over-60-Day Delinquencies Repossessions (000) Q4 Q1 Q2 Q3 Q4 Worldwide Owned 7500 7500 7500 7200 7300 Q4 Q1 Q2 Q3 Loss Severity Q4 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2001 2002 Q4 3.09% 3.12% 2.91% 3.44% 3.68% 2002 2003 Repo. Ratio Memo: New Bankruptcy Filings (000) 23 31 30 29 28 28 29 27 23 * On a serviced basis Q4 Q1 Q2 Q3 Q4 Worldwide Owned 3.09 3.12 2.91 3.44 3.68 2002 2003 Q4 Q1 Q2 Q3 Q4 2003

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Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 RR 24-Month 0.75 0.79 0.76 0.72 0.68 RR 36-Month 0.64 0.73 0.72 0.69 0.66 RESIDUAL LOSS METRICS Auction values in the Fourth Quarter were up $850 for 24-month leases and $50 for 36- month leases from a year ago, and were better than our expectation. They were down $390 and $220 from the Third Quarter, respectively, reflecting seasonality. In the Fourth Quarter, lease return rates continued their favorable trend. Our worldwide investment in operating leases was down about $8 billion (26%) from a year ago, reducing future residual exposure. Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 AV 24-Month 13680 13760 14160 14920 14530 AV 36-Month 12010 12010 11990 12280 12060 Ford Credit U.S. Auction Values (At Q4 2003 Mix) Ford Credit U.S. Lease Return Rates 36-Month 24-Month Q3 Q4 Q4 Q1 Q2 2002 2003 36-Month 24-Month Memo: Net Investment in Operating Leases (in billions) $31.3 $28.7 $26.6 $24.5 $23.2 Q3 Q4 Q4 Q1 Q2 2002 2003

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FORD CREDIT IS A VITAL COMPONENT OF FORD MOTOR COMPANY 1997 1998 1999 2000 2001 2002 2003 East 595 500 2317 120 400 1150 3700 North 1815 1789 2085 2507 1494 1965 3035 Dividends Paid (Mils.) 1998 1999 2001 2003 $1,494 $500 $2,317 $120 $400 $1150** $2,507 $3,035 $3,700 $1,789 $2,085 $1,965 Pre-Tax Profit* (Mils.) Memo: Managed Leverage 11.4 13.0 13.9 14.8 12.8 13.0 Return on Equity 10% 11% 13% 7% 9% 14% 2000 2002 * From continuing operations ** Excludes $700 million capital contribution from parent

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PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook Short- Term Dominion Bond Rating BBB (high) Stable R-1 (low) Service Fitch Ratings BBB+ Negative F-2 Moody's Investors Services Ford Motor Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB- Stable A-3

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2004 Equity 12 Term Debt/Other 110 Securitization 30 ABS CP 21 Commercial Paper 6 Overborr -10 FORD CREDIT FUNDING STRUCTURE 2001 2002 2003 Equity 13 14 12.7 Term Debt/Other 132 128 134 Securitization 34 36 30 ABS CP 12 17 15 Commercial Paper 16 9 6 Overborrow -3 -7 -16 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $204 $197 $170-175 $16 $34 $12 $28-32 $132 $128 $108-112 $13 $14 $12-13 Year End 2001 Year End 2002 2004 Forecast $17 $36 Funding of Managed Receivables (Billions) Securitized Receivables as Percentage of Managed Receivables 23% 27% 25% 25% - 30% Year End 2003 $5-7 $15 $30 $134 $13 Term Asset-Backed Securities Term Debt and Other $3 $16 Cash and Cash Equivalents ~ $10 $9 $6 $7 $18-22 $182

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Term Debt Institutional $ 11 $15 $ 4 - 6 Retail 3 4 4 - 6 Total Term Debt $14 $19 $ 8 - 12 $ 10 - 15 Term Public Securitization* 17 11 10 - 15 $ 10 - 15 Total Term Funding $31 $30 $ 20 - 25 $ 20 - 30 FORD CREDIT PUBLIC TERM FUNDING PLAN 2002 Actual (Bils.) Transaction Type * Reflects new bonds issued; excludes asset sales to commercial paper conduits, whole-loan sales, and other structured financings 2004 Forecast (Bils.) Actual (Bils.) 2003 Memo: Prior 2004 Forecast (Bils.)

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Unsecured CP FCAR Motown Other Lines Conduits Total Back-up liquidity 6.1 1 9 6 22.1 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 13.4 1.1 18.2 0.4 8.4 15.7 57.2 FORD CREDIT LIQUIDITY PROGRAMS Liquidity Global Other Bank FCAR Motown Unused Cash & Cash Total Lines Lines Lines Lines Conduits Equivalents Short-Term Borrowing Unsecured Bank FCAR Motown Total CP Lines Notes Liquidity exceeds short-term borrowing by $35.1 billion Motown Notes can be increased by an additional $2.5 billion with existing credit lines Billions at December 31, 2003 Billions at December 31, 2003 Committed Credit Facilities = $33.1 Billion * * Includes $6.8 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option ** Supported by bank liquidity facilities equal to at least 100% of the principal amount of the FCAR commercial paper *** Supported by a bank liquidity facility equal to at least 5% of the principal amount of the Motown Notes $57.2 *** **

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Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Assets 65 76 96 121 143 Liabilities 24 28 41 68 125 FORD CREDIT LIQUIDATION OF ASSETS / LIABILITIES Cumulative Maturities - As of December 31, 2003 -- (Billions) U.S., Europe, and Canada only Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) and Cash at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value

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PENSION UPDATE PENSION FUNDING NOT AN ISSUE U.S. pension fund returns Actual 26.1 % Long-term assumption 8.75 % U.S. discount rate 6.75% 6.25 % Worldwide pre-tax expense (Bils.) $0.9 $0.9 European restructuring costs included above 0.1 Worldwide pension contributions (Bils.) $2.8 $0.7 Funded status as of 12/31 (Bils.) - U.S. Hourly & Salaried funded plans $ (2.0) $ (1.9) - Worldwide plans (11.7) (11.2) No U.S. ERISA funding obligations or PBGC penalty premiums projected until 2009 2003 Proj. 2004

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SUMMARY Ford Achieved good progress on key financial and operating metrics in 2003 Building on the basics in 2004 Accelerating flow of new, high-quality products into the market 2004 EPS of $1.20 - $1.30 from continuing operations, excluding special items Ford Credit Ford Credit had record earnings in 2003 Year-end 2004 managed receivables of $170-$175 billion Credit losses expected to be down Managed leverage to continue at 13-14 to 1 Liquidity is strong, with ample access to unsecured and asset-backed funding sources

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SAFE HARBOR Greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; A market shift from truck sales in the U.S.; Economic difficulties in South America or Asia; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; A further credit rating downgrade; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, act of war or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

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APPENDIX

INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME Memo: Pre-Tax Profit (Mils.) Earnings Per Share* Memo: Pre-Tax Profit (Mils.) Fourth Quarter Full Year Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest Income from Continuing Operations Excluding Special Items $ 0.31 $ 899 $ 1.14 $ 3,431 Special Items - European Restructuring $(0.14) $ (457) $(0.16) $ (513) - Visteon Agreement (0.47) (1,597) (0.47) (1,597) - Other Non-Core Businesses 0.02 49 0.02 49 Dilution Effect of Special Items (0.07) -- (0.03) -- Total Special Items $(0.66) $(2,005) $(0.64) $(2,061) Income from Continuing Operations $(0.35) $(1,106) $0.50 $ 1,370 Cumul. Effect of Change in Accounting Principle 0 (0.14) Discontinued Operations (0.08) (0.09) Net Income $(0.43) $0.27 - Appendix page 1 -

2003 FOURTH QUARTER AND FULL YEAR AUTOMOTIVE CASH* 4th Qtr. (Bils.) Full Yr. (Bils.) Cash, Marketable & Loaned Securities, Short-Term VEBA Assets December 31, 2003 $ 25.9 $25.9 September 30, 2003 / December 31, 2002 26.9 25.3 Change in Gross Cash $ (1.0) $ 0.6 Operating-Related Cash Flow Automotive Pre-Tax Profits $ 0 $ 0.1 Capital Spending (1.8) (7.4) Depreciation and Amortization 1.5 5.5 Changes in Receivables, Inventory, and Trade Payables 0.4 (1.0) Other -- Primarily Taxes, and Expense and Payment Timing Differences 1.4 2.9 Total Auto. Op.-Related Cash Flow (Excl. Contrib. & Tax Refunds) $1.5 $ 0.1 Pension / Long-Term VEBA Contributions (3.3) (4.8) Tax Refunds 0.2 1.7 Total Automotive Operating-Related Cash Flow $(1.6) $(3.0) Other Cash Flow Capital Transactions w / Financial Services Sector 0.8 3.6 Divestitures and Acquisitions 0.1 0.5 Dividend to Shareholders (0.2) (0.7) Cash from FIN46 Consolidations - 0.3 All Other - Primarily Change in Automotive Debt (0.1) (0.1) Total Change in Gross Cash $(1.0) $ 0.6 * See Appendix pages 6 and 7 for reconciliation to GAAP - Appendix page 2 -

RECONCILIATION OF AUTOMOTIVE PRE-TAX PROFIT TO EXCLUDE SPECIAL ITEMS Fourth Quarter (Mils.) Full Year (Mils.) Pre-Tax Profit from Continuing Opns. $(570) $(1,153) $(2,009) $(1,957) Less: Special Items - European Restructuring $(173) $ (173) $ (457) $ (513) - P.A.G. Restructuring (157) (157) -- -- - Visteon Agreement -- -- (1,597) (1,597) - Other Non-Core Businesses -- (570) 49 49 Subtotal Special Items $(330) $ (900) $(2,005) $(2,061) Pre-Tax Profit Excl. Special Items $(240) $ (253) $ (4) $ 104 Fourth Quarter (Mils.) Full Year (Mils.) 2002 2003 - Appendix page 3 -

2002 - 2003 FOURTH QUARTER PRE-TAX RESULTS North America $ 513 $(1,400) $ -- $(1,597) $ 513 $ 197 South America (96) (4) -- -- (96) (4) Total Americas $ 417 $(1,404) $ -- $(1,597) $417 $ 193 International Europe $(190) $ (397) $(173) $ (457) $ (17) $ 60 Asia Pacific (35) 26 -- -- (35) 26 P.A.G. (545) 108 (157) -- (388) 108 Other (12) (22) -- -- (12) (22) Total International $(782) $ (285) $(330) $ (457) $ (452) $ 172 Other Automotive (205) (320) -- 49 (205) (369) Total Automotive $(570) $(2,009) $(330) $(2,005) $ (240) $ (4) Financial Services 593 903 -- -- 593 903 Total Company $ 23 $(1,106) $(330) $(2,005) $ 353 $ 899 2002 (Mils.) 2003 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2002 (Mils.) 2003 (Mils.) 2002 (Mils.) 2003 (Mils.) - Appendix page 4 -

2002 - 2003 FULL YEAR PRE-TAX RESULTS North America $ 2,490 $ 165 $ -- $(1,597) $ 2,490 $ 1,762 South America (622) (130) -- -- (622) (130) Total Americas $ 1,868 $ 35 $ -- $(1,597) $ 1,868 $ 1,632 International Europe $ (722) $(1,626) $(173) $ (513) $ (549) $(1,113) Asia Pacific (176) (25) -- -- (176) (25) P.A.G. (897) 164 (157) -- (740) 164 Other (15) 69 -- -- (15) 69 Total International $(1,810) $(1,418) $(330) $ (513) $(1,480) $ (905) Other Automotive (1,211) (574) (570) 49 (641) (623) Total Automotive $(1,153) $(1,957) $(900) $(2,061) $ (253) $ 104 Financial Services 2,104 3,327 -- -- 2,104 3,327 Total Company $ 951 $ 1,370 $(900) $(2,061) $ 1,851 $ 3,431 2002 (Mils.) 2003 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2002 (Mils.) 2003 (Mils.) 2002 (Mils.) 2003 (Mils.) - Appendix page 5 -

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 5.4 $ 0.2 Marketable Securities 17.4 10.8 (6.6) Loaned Securities 0 5.7 5.7 Total Cash / Market. Sec. $22.6 $21.9 $(0.7) Short-Term VEBA 2.7 4.0 1.3 Gross Cash $25.3 $25.9 $ 0.6 Dec. 31, 2003 B / (W) Dec. 31, 2002 (Bils.) Dec. 31 2003 (Bils.) Dec. 31 2002 (Bils.) - Appendix page 6 -

AUTOMOTIVE OPERATING RELATED CASH FLOW RECONCILIATION TO GAAP Cash Flow from Operating Activities before Securities $(3.5) $ 1.3 Trading* Items Included in Operating-Related Cash Flow Capital Expenditures $(1.8) $(7.4) Net Transactions Between Automotive and 0.8 1.2 Financial Services Sectors** Other, Primarily Exclusion of Short-Term VEBA Cash Flow 2.9 1.9 Total Reconciling Items $ 1.9 $(4.3) Automotive Operating-Related Cash Flow $(1.6) $(3.0) Full Yr. (Bils.) 4th Qtr. (Bils.) 2003 * As shown in our sector statement of cash flow for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow - Appendix page 7 -

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables - receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables - includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Managed Credit Losses - credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization - retail installment receivables reported on Ford Credit's balance sheet include receivables sold for legal purposes to Ford Credit-sponsored special purpose entities in securitizations. These receivables are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit - Appendix page 8 -

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables* Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Receivables* Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio - Appendix page 9 - * Off-balance sheet only

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt $140.3 $149.7 Total Securitized Receivables Outstanding** 71.4 49.4 Retained Interest in Securitized Receivables** (17.6) (13.0) Adjustments for Cash and Cash Equivalents (6.8) (15.7) Adjustments for SFAS 133 (6.2) (4.7) Adjusted Debt $181.1 $165.7 Total Stockholder's Equity (incl. minority interest) $13.6 $12.5 Adjustments for SFAS 133 0.5 0.2 Adjusted Equity $14.1 $12.7 Managed Leverage to 1*** 12.8 13.0 Financial Statement Leverage = Total Debt / Equity 10.3 12.0 * Includes $9 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit ** Off-balance sheet only *** Adjusted Debt / Adjusted Equity Dec. 31, 2002 (Bils.) Dec. 31, 2003 (Bils.) Leverage Calculation * - Appendix page 10 -